                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of report: 18-Dec-00

                        CIT Equipment Collateral 2000-2

A New York                      Commission File                  I.R.S. Employer
Corporation                     No. 0001125705                    No. 527109880

                             c/o Capita Corporation
                      650 CIT Drive, Livingston, N.J. 07039
                         Telephone Number (973) 740-5000

ITEM 5. OTHER

                         CIT EQUIPMENT COLLATERAL 2000-2
                            Monthly Servicing Report

                                                                         Determination Date: 12/18/00
                                                                          Collection Period: 11/30/00
                                                                               Payment Date: 12/20/00
I. AVAILABLE FUNDS
   A. Available Pledged Revenues
      a. Scheduled Payments Received                                                   $30,855,509.71
      b. Liquidation Proceeds Allocated to Owner Trust                                         214.06
      c. Required Payoff Amounts of Prepaid Contracts                                    3,586,251.49
      d. Required Payoff Amounts of Purchased Contracts                                          0.00
      e. Proceeds of Clean-up Call                                                               0.00
      f. Investment Earnings on Collection Account and Note Distribution Account                 0.00
                                                                                       --------------
                                              Total Available Pledged Revenues =       $34,441,975.26
   B. Determination of Available Funds
      a. Total Available Pledged Revenues                                              $34,441,975.26
      b. Servicer Advances                                                               5,450,445.23
      c. Recoveries of  prior Servicer Advances                                         (4,380,310.41)
      d. Withdrawal from Cash Collateral Account                                           261,369.05
                                                                                       --------------
                                              Total Available Funds =                  $35,773,479.13

II. DISTRIBUTION AMOUNTS

    A. COLLECTION ACCOUNT DISTRIBUTIONS

        1. Servicing Fee                                                                                     612,126.49
        2. Class A-1 Note Interest Distribution                                         697,690.08
           Class A-1 Note Principal Distribution                                     27,805,431.62
                             Aggregate Class A-1 distribution                                             28,503,121.70
        3. Class A-2 Note Interest Distribution                                       2,020,300.00
           Class A-2 Note Principal Distribution                                              0.00
                             Aggregate Class A-2 distribution                                              2,020,300.00
        4. Class A-3 Note Interest Distribution                                       1,744,200.00
           Class A-3 Note Principal Distribution                                              0.00
                             Aggregate Class A-3 distribution                                              1,744,200.00
        5. Class A-4 Note Interest Distribution                                         765,474.32
           Class A-4 Note Principal Distribution                                              0.00
                             Aggregate Class A-4 distribution                                                765,474.32
        6. Class B Note Interest Distribution                                            85,085.58
           Class B Note Principal Distribution                                          443,703.70
                             Aggregate Class B distribution                                                  528,789.28
        7. Class C Note Interest Distribution                                           114,916.55
           Class C Note Principal Distribution                                          591,604.93
                             Aggregate Class C distribution                                                  706,521.48
        8. Class D Note Interest Distribution                                           153,439.71
           Class D Note Principal Distribution                                          739,506.16
                             Aggregate Class D distribution                                                  892,945.87
        9. Deposit to the Cash Collateral Account                                                                  0.00
       10. Amounts in accordance with the CCA Loan Agreement                                                       0.00
       11. To the holder of the equity certificate                                                                 0.00
                                         Collection Account Distributions =                               35,773,479.13
                                                                                                          =============

    B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS
        1. Payment due on the Senior Loan                                                                  1,809,761.67
        2. Payment due on the Holdback                                                                       162,479.05
        3. Payment to the Depositor                                                                                0.00
                                                                                                          -------------
                                         Cash Collateral Account Distributions =                           1,972,240.72
                                                                                                          =============

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

---------------------------------------------------------------------------------------------------------------
                   Distribution                   Class A-1        Class A-2        Class A-3         Class A-4
                     Amounts                        Notes            Notes            Notes             Notes
---------------------------------------------------------------------------------------------------------------
     1.            Interest Due                  697,690.08     2,020,300.00     1,744,200.00        765,474.32
     2            Interest Paid                  697,690.08     2,020,300.00     1,744,200.00        765,474.32
     3          Interest Shortfall                     0.00             0.00             0.00              0.00
                 ((1) minus (2))
     4            Principal Paid              27,805,431.62             0.00             0.00              0.00
     5      Total Distribution Amount         28,503,121.70     2,020,300.00     1,744,200.00        765,474.32
                  ((2) plus (4))


---------------------------------------------------------------------------------------------------------------
                   Distribution                   Class B          Class C          Class D       Total Offered
                      Amounts                       Notes            Notes            Notes             Notes
---------------------------------------------------------------------------------------------------------------
     1.             Interest Due                  85,085.58       114,916.55       153,439.71      5,581,106.24
     2             Interest Paid                  85,085.58       114,916.55       153,439.71      5,581,106.24
     3           Interest Shortfall                    0.00             0.00             0.00              0.00
                  ((1) minus (2))
     4             Principal Paid                443,703.70       591,604.93       739,506.16     29,580,246.40
     5       Total Distribution Amount           528,789.28       706,521.48       892,945.87     35,161,352.64
                   ((2) plus (4))

IV. Information Regarding the Securities

    A Summary of Balance Information

------------------------------------------------------------------------------------------------------------------------------
                                      Applicable     Principal Balance     Class Factor     Principal Balance     Class Factor
                  Class                Coupon             Dec-00              Dec-00              Nov-00             Nov-00
                                        Rate           Payment Date        Payment Date        Payment Date       Payment Date
------------------------------------------------------------------------------------------------------------------------------
    a.       Class A-1 Notes             6.6400%         98,283,137.74         0.49142          126,088,569.36        0.63044
    b.       Class A-2 Notes             6.8100%        356,000,000.00         1.00000          356,000,000.00        1.00000
    c.       Class A-3 Notes             6.8400%        306,000,000.00         1.00000          306,000,000.00        1.00000
    d.       Class A-4 Notes             6.9300%        132,549,665.00         1.00000          132,549,665.00        1.00000
    e.        Class B Notes              6.9500%         14,247,331.96         0.89773           14,691,035.65        0.92568
    f.        Class C Notes              7.0400%         18,996,442.61         0.89773           19,588,047.54        0.92568
    g.        Class D Notes              7.5200%         23,745,553.26         0.89773           24,485,059.42        0.92568
    h.             Total Offered Notes                  949,822,130.57                          979,402,376.97

    B Other Information

--------------------------------------------------------------------
                               Scheduled               Scheduled
                           Principal Balance       Principal Balance
           Class                Dec-00                   Nov-00
                             Payment Date             Payment Date
--------------------------------------------------------------------
      Class A-1 Notes       111,006,012.00          137,771,595.00


---------------------------------------------------------------------------------------------------------------------------
                                                      Target               Class              Target             Class
                               Class             Principal Amount          Floor         Principal Amount        Floor
          Class             Percentage                Dec-00              Dec-00              Nov-00             Nov-00
                                                    Payment Date        Payment Date        Payment Date       Payment Date
---------------------------------------------------------------------------------------------------------------------------
         Class A              94.00%             892,832,802.73                           920,638,234.36
         Class B               1.50%              14,247,331.96            0.00            14,691,035.65          0.00
         Class C               2.00%              18,996,442.61            0.00            19,588,047.54          0.00
         Class D               2.50%              23,745,553.26            0.00            24,485,059.42          0.00

V.  PRINCIPAL

    A. MONTHLY PRINCIPAL AMOUNT

       1. Principal Balance of Notes and Equity Certificates              979,402,376.97
          (End of Prior Collection Period)
       2. Contract Pool Principal Balance (End of Collection Period)      949,822,130.57
                                                                          --------------
                                      Total monthly principal amount       29,580,246.41

VI. CONTRACT POOL DATA

    A. CONTRACT POOL CHARACTERISTICS

                                                 --------------------------------------------------------
                                                     Original              Dec-00               Nov-00
                                                       Pool             Payment Date        Payment Date
                                                 --------------------------------------------------------
       1. a.  Contract Pool Balance               1,058,031,559.00     949,822,130.57      979,402,376.97
          b.  No of Contracts                               68,399             67,802              67,990
       2. Weighted Average Remaining Term                    41.00               39.2                40.0
       3. Weighted Average Original Term                      45.4

     B. DELINQUENCY INFORMATION

                                                              --------------------------------------------------------------
                                                                            % of Aggregate
                                                                 % of       Required Payoff     No. Of    Aggregate Required
                                                               Contracts         Amount        Accounts     Payoff Amounts
                                                              --------------------------------------------------------------
        1. Current                                               92.37%          92.67%         62,630      891,337,994.03
           31-60 days                                             4.19%           4.39%          2,842       42,185,498.62
           61-90 days                                             1.82%           1.63%          1,234       15,643,494.74
           91-120 days                                            1.05%           0.80%            709        7,691,398.65
           120+ days                                              0.57%           0.52%            387        4,955,712.48
                                         Total Delinquency       100.0%          100.0%         67,802      961,814,098.52


        2. Delinquent Scheduled Payments:

           Beginning of Collection Period                                                  10,921,833.13
           End of Collection Period                                                        11,991,967.95
                                                                                           -------------
                                         Change in Delinquent Scheduled Payments            1,070,134.82

     C. DEFAULTED CONTRACT INFORMATION

        1. Required Payoff Amount on Defaulted Contracts                                      471,388.85
        2. Liquidation Proceeds received                                                          214.06
                                                                                              ----------
        3. Current Liquidation Loss Amount                                                    471,174.79
        4. Cumulative Liquidation Losses to date                                              854,159.44
                                  % of Initial Contracts                                          0.080%
                      % of Initial Contract Pool Balance                                          0.081%

VII. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

     A. CASH COLLATERAL ACCOUNT

        1. Opening Cash Collateral Account                         63,661,155.00
        2. Deposit from the Collection Account                              0.00
        3. Withdrawls from the Cash Collateral Account               (261,369.05)
        4.  Available amount                                       63,399,785.95
        5. Required Cash Collateral Account Amount                 61,738,438.00
        6. Cash Collateral Account Surplus/ (Shortfall)                     0.00
        7  Release of Cash Collateral Surplus                       1,661,347.95
        8  Ending Cash Collateral Account                          61,738,438.00

      B. CASH COLLATERAL ACCOUNT LOANS

         1. Available Funds
            a. Excess Spread from Collection Account                                               0.00
            b. Investment Earnings                                                           310,892.77
            Total Available Funds                                                            310,892.77
         2. Distribution of Available Funds
            a. Senior Loan Interest                                                          148,413.72
            b. Senior Loan Principal                                                               0.00
            c. Holdback Amount Interest                                                      162,479.05
            d. Holdback Amount Principal                                                           0.00
            e. Remainder to the Depositor                                                          0.00
         3. Distribution of CCA Surplus:
            a. Senior Loan Principal                                                       1,661,347.95
            b. Holdback Amount Principal                                                           0.00
                                 Total Distribution of Surplus                             1,661,347.95
         4. Summary of Balance and Rate Information Applicable
            Rates for the Interest Period:
            a. Libor Rate for the Interest Period                     6.6188%
            b. Senior Loan Interest Rate                              9.6188%
            c. Holdback Amount Interest Rate                         11.8688%


-----------------------------------------------------------------------------------------------
                                                                    Dec-00            Nov-00
                     Item                                        Payment Date      Payment Date
-----------------------------------------------------------------------------------------------
            a. Senior Loan                                      11,743,308.05     13,404,656.00
            b. Holdback Amount                                  50,256,499.00     50,256,499.00

VIII. MISCELLANEOUS INFORMATION

      A. SERVICER ADVANCE BALANCE

         1. Opening Servicer Advance Balance                 10,921,833.13
         2. Current Period Servicer Advance                   5,450,445.23
         3. Recoveries of prior Servicer Advances            -4,380,310.41
                                                              ------------
         4. Ending Servicer Advance Balance                  11,991,967.95

      D. OTHER RELATED INFORMATION

         1. Discount Rate                                           7.6240%
         2. Life to Date Prepayment (CPR)                              7.7%
         3. Life to Date Substitutions:
            a. Prepayments                         0.00
            b. Defaults                            0.00

                             SERVICER'S CERTIFICATE

 The undersigned, on behalf of Capita Corporation, in its capacity as servicer
    (The "Servicer") under the Pooling and Servicing Agreement, dated as of September 1, 2000 (the "Pooling and Servicing Agreement"), among CIT Equipment
Collateral 2000-2, NTC Funding Company LLC, Allfirst Bank, as trustee under the
 Indenture, and Capita Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER
   CERTIFY the following report with respect to the Payment Date occurring on
                                    12/20/00

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

                             CAPITA CORPORATION

                             Glenn Votek
                             Glenn Votek
                             Executive Vice President, and Treasurer